Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events
Subsequent Events
24.	Subsequent Events

In March 2026, the Company paid an amount of approximately $60.5 million, or $1.55 per share, via a dividend.

In January 2026, the Company entered into two memoranda of agreement to purchase two newbuilding Suezmax vessels (approx. 157,000 dwt) from unrelated third-party sellers for $99.3 million each. Both vessels are expected to be delivered to the Company in the second quarter of 2026.

On January 21, 2026, the Company successfully priced an offering of 3,611,111 new shares of the Company’s common stock, par value $0.001 per share, at a price of $36.00 per share, raising gross proceeds of approximately $130.0 million.

On February 28, 2026, the security situation in the Middle East escalated significantly following the commencement of a military conflict involving the United States, Israel, and Iran. The Company continues to monitor developments in the region and potential impacts on its operations. It is possible that such tensions and hostilities could disrupt global crude transportation routes, destabilize the global economy, and adversely affect the Company’s business, financial condition, results of operations, and cash flows.